Allstate Life Insurance Company Of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated February 26, 2007 to

The Consultant Accumulator Variable Universal Life Prospectus dated May 1, 2006

The Consultant Protector Variable Universal Life Prospectus dated May 1, 2006

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable universal life policies issued by Allstate Life Insurance Company of New York.

We have received notice that the Board of Trustees (“Board”) of the Legg Mason Variable Portfolios has approved the reorganization, on or about April 27, 2007 (the Conversion Date”), of the Legg Mason Partners Variable All Cap Portfolio - Class I into the Legg Mason Partners Variable Fundamental Value Portfolio - Class I, which will be added as an investment choice to your policy as of April 27, 2007.

To reflect the change in the underlying Portfolio, we will transfer any Policy Value you have in the Legg Mason Partners Variable All Cap Portfolio - Class I Sub-Account (“All Cap Sub-Account) into the Legg Mason Partners Variable Fundamental Value Portfolio - Class I Sub-Account (“Fundamental Value Sub-Account”). Policy owners will receive a confirmation of the transaction reflecting this change.

Salomon Brothers Asset Management Inc. is the investment advisor for the Legg Mason Partners Variable Fundamental Value Portfolio - Class I. The investment objective for this Portfolio is: Long-term capital growth with current income as a secondary consideration.

If you currently have allocations made to the All Cap Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, any future allocations will be made to the Fundamental Value Sub-Account as of the Conversion Date.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-268-5619.

For future reference, please keep this supplement together with your prospectus.